EATON VANCE EMERGING MARKETS DEBT OPPORTUNITIES FUND

(the “Fund”)
Supplement to Summary Prospectus dated December 1, 2024

The following changes will be effective on or about December 31, 2024:

1.       The following is added under “Management”:

Investment Sub-Adviser. Morgan Stanley Investment Management Limited (“MSIM Ltd.”).

2.       The following replaces the section titled “Portfolio Managers” in “Management”:

Patrick Campbell, Managing Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since December 31, 2024.

Akbar Causer, Managing Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since June 2021.

Hussein Khattab, Executive Director of Morgan Stanley and MSIM Ltd., has managed the Fund since December 31, 2024.

Kyle Lee, Managing Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since December 31, 2024.

Brian Shaw, Executive Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since September 2021.

Federico Sequeda, Executive Director of Morgan Stanley and Vice President of Eaton Vance, has managed the Fund since December 31, 2024.

Sahil Tandon, Managing Director of Morgan Stanley and MSIM Ltd., has managed the Fund since December 31, 2024.

December 12, 2024	48566-00 12.12.24